                                                                    EXHIBIT 10.1

                                                        Contract/RFP N. YH8-0001
                                                                     Page 1 of 2

                  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
[AHCCCS LOGO]                    ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

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1. AMENDMENT      2. CONTRACT         3. EFFECTIVE DATE OF     4. PROGRAM:
   NUMBER:           NO:                 AMENDMENT:
      17             YH8-0001-05           April 1, 2002          OMC
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5. CONTRACTOR'S NAME AND ADDRESS:

                             HEALTH CHOICE ARIZONA
                           1600 W. BROADWAY SUITE 260
                              TEMPE AZ 85282-1502

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6. PURPOSE OF AMENDMENT: TO ESTABLISH NEW CAPITATION RATES FOR TITLE XIX
                         WAIVER GROUP EFFECTIVE APRIL 1, 2002.

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7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

     A. New Capitation Rates for Title XIX Waiver Group are changed to the rates provided on page two (2) of this amendment effective April 1, 2002.

NOTE: PLEASE SIGN AND DATE BOTH AND THEN RETURN ONE TO:

                                                MICHAEL VEIT, MD 5700
                                                AHCCCS CONTRACTS AND PURCHASING
                                                701 E. JEFFERSON STREET
                                                PHOENIX, AZ 85034
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8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

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9. SIGNATURE OF AUTHORIZED                 10. SIGNATURE OF AHCCCSA CONTRACTING
   REPRESENTATIVE:                             OFFICER:

     /s/ Carolyn Rose                             /s/ Michael Veit
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TYPED NAME: CAROLYN ROSE                       MICHAEL VEIT

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TITLE: CHIEF EXECUTIVE OFFICER-                CONTRACTS & PURCHASING
       HEALTH CHOICE ARIZONA                       ADMINISTRATOR
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DATE:                                      DATE:
     5-17-02                                   MAY 14 2002
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
                                                                    Page 2 of 2


                  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                     CAPITATION RATE SUMMARY - ACUTE RATES
                             HEALTH CHOICE ARIZONA
                            CYE '02 (AS OF 4/01/02)


                                                   TITLE XIX
TITLE XIX RATES:                                  WAIVER GROUP
----------------                                  ------------
  10   Pima                                            $198.11
  12   Maricopa                                        $183.60



PPC RATES:
----------
  10   Pima                                            $174.32
  12   Maricopa                                        $170.52